Contingent Earn-Out Liability	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
CONTINGENT EARN-OUT LIABILITY
H.	contingent earn-out liability:

In connection with the asset acquisition, as discussed in Note M, the customer list was purchased using a Contingent Earn-Out Calculation. The purchase price is equal to fifteen percent (15%) of the gross profit earned from the sale of product to the customer list for year 1 and thirty percent (30%) for years 2 and 3. Payments are due on the anniversary date of the purchase. Based upon historical information, management has estimated the fair market value of these payments to be $2,253,690 and has been recorded as Intangible Asset – Customer List and the related Contingent Earn-Out Liability at this amount. At September 30, 2021 and December 31, 2020, the Company’s evaluation of the intangible asset has resulted in accumulated impairment of $69,584 and $0, respectively.

I.	contingent earn-out liability:

In connection with the asset acquisition, as discussed in Note N, the customer list was purchased using a Contingent Earn-Out Calculation. The purchase price is equal to fifteen percent (15%) of the gross profit earned from the sale of product to the customer list for year 1 and thirty percent (30%) for years 2 and 3. Payments are due on the anniversary date of the purchase. Based upon historical information, management has estimated the fair market value of these payments to be $2,253,690 and has been recorded as Intangible Asset – Customer List and the related Contingent Earn-Out Liability at this amount.